UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 21, 2011

(Date of earliest event reported)

Portfolio Recovery Associates, Inc.

(Exact name of registrant as specified in its charter)

DE	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Corporate Boulevard, Norfolk, Virginia	23502
(Address of principal executive offices)	(Zip Code)

888-772-7326

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K, including the Exhibits attached thereto, are hereby incorporated in this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

I.	Employment Agreements

On December 21, 2011, Portfolio Recovery Associates, Inc., (the “Company”), upon the recommendation of the Compensation Committee of its Board of Directors (the “Committee”), entered into new three-year employment Agreements (the “Employment Agreements”) 1 with its Named Executive Officers. The Employment Agreements will supersede the employment agreements previously entered into with the Named Executive Officers, each of which will terminate on December 31, 2011. All of the Employment Agreements will become effective January 1, 2012, and expire on December 31, 2014, unless terminated earlier, pursuant to their terms. The Employment Agreements provide for payments to the Named Executive Officers during periods of disability and to their beneficiaries in the event of death, and for severance payments upon the involuntary termination of the employment of a Named Executive Officer without Cause (as that term is defined in the Employment Agreements). A Named Executive Officer’s receipt of severance payments is conditioned upon the execution of a general release in a form approved by the Company. If a Named Executive Officer is terminated for Cause, no severance payments will be made. The Named Executive Officers have each agreed, during the term of their employment and for a period of time thereafter, to specified non-compete and non-solicitation provisions. The material terms of the Employment Agreements are summarized as follows:

Name	Position	Base Pay	Severance Provisions[2]	Change in Control[3]	Non-Renewal
Steven Fredrickson	President and Chief Executive Officer	$725,000	Two times base salary, two times Average Bonus[4]	Two times base salary, two times Average Bonus	Two times base salary
Kevin Stevenson	EVP and Chief Financial and Administrative Officer	$375,000	Two times base salary, two times Average Bonus	Two times base salary, two times Average Bonus	Two times base salary
Judith Scott	EVP, General Counsel and Secretary	$277,000	One times base salary, one times Average Bonus	Two times base salary, two times Average Bonus	One times base salary
Michael Petit	President, Bankruptcy Services	$325,000	Two times base salary, two times Average Bonus	Two times base salary, two times Average Bonus	Two times base salary
Peter K. McCammon	President, Revenue Enhancement Services and Business Development	$300,000	Two times base salary, two times Average Bonus	Two times base salary, two times Average Bonus	Two times base salary
Neal Stern	EVP, Operations	$325,000	Two times base salary, two times Average Bonus	Two times base salary, two times Average Bonus	Two times base salary

[1]	Kevin Stevenson, signed his Agreement on December 23, 2011.
[2]

In addition to any payments referenced herein, upon separation from the Company for any of the reasons listed in this table, the Company’s Named Executive Officers are also entitled to base salary and accrued paid time off through the date of Termination, as well as a pro-rata Annual Bonus, based upon actual company performance and the days of employment in the calendar year of Termination.

[3]	“Change in Control” payments under the Agreements are “double trigger” arrangements.
[4]	Average Bonus is defined in the Agreements as the average Annual Bonus paid to Employee in the prior three years.

In designing the 2012-2014 Named Executive Officers’ contracts, base salary was generally targeted at the 50th percentile of comparable positions in the Compensation Peer Group. Participation in the Annual Bonus and Long-Term Incentive Programs is also established, however without pre-established targets.

The dollar value of any bonus or shares awarded to each Named Executive Officer will be determined based upon the intent of the Compensation Committee that the Named Executive Officers’ total direct compensation generally be set at the 50th percentile of comparable positions in the Compensation Peer Group, while leaving open the ability to pay above median levels for outperformance.

Mr. Petit’s Employment Agreement includes his participation in a Supplemental Long-Term Equity Program (the “Program”), which was approved by the Committee on December 20, 2011, providing for the granting of performance-based non-vested shares of Company common stock to Mr. Petit, to reward, motivate and retain him, as he leads the Company’s Bankruptcy Department. The Program is in addition to, and does not replace, any of the other elements of Mr. Petit’s compensation. In order for any performance-based non-vested shares awarded Mr. Petit (the “Award”) to vest and be payable under the Program, the Bankruptcy Department must achieve certain levels of annual revenue (“Target Revenue”). Mr. Petit would receive 100% of any Award if the Bankruptcy Department achieves its Target Revenue and if Petit is actively employed by the Company as of the vesting date. If the Bankruptcy Department fails to achieve its minimum threshold for Target Revenue in a given year, any Award will be forfeited. If the minimum threshold for Target Revenue is met, any Award can range from 0% to 200% of Target Revenue depending on the actual Bankruptcy Department Revenue, as detailed in the table below.

Bankruptcy Department Revenue

($ in millions)

2012 Revenue	2013 Revenue	2014 Revenue	Percentage of Target Shares Earned
$140.0	$145.0	$150.0	Zero
$150.0	$155.0	$160.0	50%
$160.0	$165.0	$170.0	100%
$175.0	$180.0	$185.0	150%
$190.0	$195.0	$200.0	200%

Pursuant to the Program, Bankruptcy Department Revenue will be measured on an annual basis in 2012, 2013 and 2014, and any portion of an Award deemed to be earned during any year will vest 50% on March 31 and 50% on December 31 of the following year. Any and all awards earned pursuant to the Program would be subject to a claw-back, as will be more fully described in the Company’s 2012 Proxy Statement. As of the date hereof, no Award has been made pursuant to the Program.

The foregoing is a summary description of certain provisions of the Employment Agreements, and is qualified in its entirety by the actual text of the respective Employment Agreements, which have been filed with this Current Report as Exhibits 10.1, 10.2, 10.3,10.4, 10.5 and 10.6 and incorporated herein by reference. The Company will provide a more comprehensive review of executive compensation in its upcoming 2012 proxy statement.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated December 21, 2011 by and between Steven Fredrickson and Portfolio Recovery Associates, Inc.

10.2	Employment Agreement, dated December 23, 2011, by and between Kevin Stevenson and Portfolio Recovery Associates, Inc.

10.3	Employment Agreement, dated December 21, 2011, by and between Judith Scott and Portfolio Recovery Associates, Inc.

10.4	Employment Agreement, dated December 21, 2011, by and between Michael Petit and Portfolio Recovery Associates, Inc.

10.5	Employment Agreement, dated December 21, 2011, by and between Peter K. McCammon and Portfolio Recovery Associates, Inc.

10.6	Employment Agreement, dated December 21, 2011, by and between Neal Stern and Portfolio Recovery Associates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2011	PORTFOLIO RECOVERY ASSOCIATES, INC.

	By:	/s/ KEVIN P. STEVENSON
Kevin P. Stevenson
EVP/CFO